Commitments, guarantees and contingencies	12 Months Ended
Mar. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
Commitments, guarantees and contingencies

17. Commitments, guarantees and contingencies

Capital commitments

During the normal course of business, the Company purchases assets for the construction of solar power plants and estimates that INR 3,045,859 (US$ 46,780) of open purchase commitments are outstanding as on March 31, 2018, in relation to such purchase commitments.

Guarantees

The Company issues irrevocable performance bank guarantees in relation to its obligation to construct solar power plants as required by the PPA. Such outstanding guarantees are INR 2,102,491 (US$ 32,291) as at March 31, 2018. Generally, the guarantees expire on the commissioning of the constructed solar power plant.

The Company has obtained guarantees from financial institutions as a part of the bidding process for establishing solar projects amounting to INR 1,533,692 (US$ 23,555) as at March 31, 2018. The Company has given term deposits as collateral for those guarantees which are classified as restricted cash on the consolidated balance sheet.

The terms of the PPAs provide for the annual delivery of a minimum amount of electricity at fixed prices.

Contingencies

As at March 31, 2018, the Company has received demand for extension charges totalling INR 415,000 (US$ 6,373), for projects completed beyond the contractually agreed dates. The Company has filed an appeal against such demands and has received a stay order from the appellant authorities. The management believes the reason for delay were not attributable to the Company, based on advice from its legal advisors and the facts underlying the Company’s position, and therefore the management, believes that the Company will ultimately not be found liable for these assessments and has not accrued any amount with respect to these matters in its consolidated financial statements.